Exhibit 99.1

 Precision Designed Science For Immunotherapy  INVESTOR   PRESENTATION  NASDAQ: PDSB | April 2023

 2  Forward-Looking Statements  This communication contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning PDS Biotechnology Corporation (the “Company”) and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company’s management, as well as assumptions made by, and information currently available to, management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” “forecast,” “guidance”, “outlook” and other similar expressions among others. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the Company’s ability to protect its intellectual property rights; the Company’s anticipated capital requirements, including the Company’s anticipated cash runway and the Company’s current expectations regarding its plans for future equity financings; the Company’s dependence on additional financing to fund its operations and complete the development and commercialization of its product candidates, and the risks that raising such additional capital may restrict the Company’s operations or require the Company to relinquish rights to the Company’s technologies or product candidates; the Company’s limited operating history in the Company’s current line of business, which makes it difficult to evaluate the Company’s prospects, the Company’s business plan or the likelihood of the Company’s successful implementation of such business plan; the timing for the Company or its partners to initiate the planned clinical trials for PDS0101 and other Versamune® and Infectimune™ based product candidates; the future success of such trials; the successful implementation of the Company’s research and development programs and collaborations, including any collaboration studies concerning PDS0101 and other Versamune® and Infectimune™ based product candidates and the Company’s interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of the Company’s product candidates; the success, timing and cost of the Company’s ongoing clinical trials and anticipated clinical trials for the Company’s current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including the Company’s ability to fully fund its disclosed clinical trials, which assumes no material changes to the Company’s currently projected expenses), futility analyses, presentations at conferences and data reported in an abstract, and receipt of interim or preliminary results (including, without limitation, any preclinical results or data), which are not necessarily indicative of the final results of the Company’s ongoing clinical trials; any Company statements about its understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; to aid in the development of the Versamune® platform;  and other factors, including legislative, regulatory, political and economic developments not within the Company’s control. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s annual, quarterly and periodic reports filed with the SEC. The forward-looking statements are made only as of the date of this press release and, except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.    Versamune® is a registered trademark, and Infectimune™ is a trademark of PDS Biotechnology Corporation  KEYTRUDA® is a registered trademark of Merck Sharp and Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA

 3  About PDS Biotechnology  Company Overview  T cell activating platforms and antibody conjugated immuno-cytokine platform to develop safer, more effective and longer lasting immunotherapies to treat cancer and infectious disease  1  3  Clinical Partnerships: Merck, National Cancer Institute, MD Anderson Cancer Center, Mayo Clinic  Financial: Cash as of December 31, 2022- $73.8M cash runway into Q3 2024 with initiation of a registrational trial in 2023  2  PDS0101 to enter Phase 3 registrational trial in 2023 to treat recurrent or metastatic, HPV-positive head and neck cancer  VERSATILE-002 Abstract was accepted as a Poster Discussion and a featured poster to be reviewed by an expert panel in the Head and Neck Cancer Discussion Session  4

 4  Experienced Management Team  Historical success in development and commercialization of leading pharmaceutical products  Timing  Safety data confirmed and released Q4 2021  Preliminary efficacy data anticipated Q1 2022  Frank Bedu-Addo, PHD  Chief Executive Officer  Senior executive experience with management of strategy and execution at both large pharma and biotechs  Notable drug development:   Abelcet® (Liposome Company/ Elan)   PEG-Intron® (Schering-Plough/ Merck)  Matthew Hill  Chief Financial Officer  20 years of financial and operational leadership roles for life sciences companies  Former Chief Financial Officer of several publicly traded companies  Lauren V. Wood, MD  Chief Medical Officer  30 years of translational clinical research experience  Former Director of Clinical Research at National Cancer  Institute Center for Cancer Research (Cancer Vaccine Branch)   Gregory Conn, PHD  Chief Scientific Officer  Co-founder  35 years of drug development experience   In-depth experience with biotech drug discovery, product development and manufacturing

 5  Platform Overview  Versamune®  Induces powerful, long-lasting anti-tumor response by promoting uptake of tumor-specific proteins by the immune system and activates a specific signaling pathway that promotes the production of active tumor-infiltrating multifunctional killer T cells  Overcomes tumor’s ability to suppress attack by T cells. PDS0301 is a novel investigational tumor-targeting IL-12 that enhances the proliferation, potency and longevity of T cells in the tumor microenvironment  Designed to address limitations of current immunotherapy with potential efficacy over immune checkpoint inhibitors (ICI) and ICIs in combination with chemotherapy  Infectimune™  Generates broad and robust antibody and T cell responses that provide durable protection against infectious disease in preclinical studies   Versamune® + Antibody-Conjugated IL-12

 Versamune®   Oncology Platform

 7  Versamune® Based Immunotherapy  Versamune® is based on proprietary, positively charged and immune-activating lipids that form spherical nanoparticles in aqueous media*  The nanoparticles are sized to mimic viruses, which promotes uptake by dendritic cells of the immune system  Activates the important Type I interferon immunological signaling pathway  Due to its composition destabilizes cell endosomes and promotes antigen entry into the correct processing and presentation pathways to prime tumor-specific killer (CD8) and helper (CD4) T cells  A novel investigational platform that promotes tumor-antigen uptake into preferred immunological pathways and activates a critical immunological pathway - Promotes a powerful anti-cancer immune response  Versamune®  Water-insoluble  Fatty acids/hydrocarbon chains  Water-soluble and positively charged head-group coats the particle surface  R-enantiomer of 1,2-dioleoyl-trimethyl-ammonium-propane (R-DOTAP)   *Versamune® protected by 6 issued PDS-owned patents in various countries - Protection through June 2033; More recently developed patents in prosecution  R-DOTAP used under exclusive worldwide license of 2 additional patents from Merck KGaA, Darmstadt, Germany

Versamune® Mechanism of Action



INJECTION SITE
Immunotherapy
Triggers release of Type I FNs
Dendritic cell
LYMPH NODE
Tumour antigen
MHC class I
TCR
CD8+ killer T-cell
Type I IFNs
MHC class II
TCR
CD4+ helper T-cell
Activated CD8+ killer T-cell
IL-2
IFNy
TNF
Activated CD4+ helper T-cell
TUMOR SITE
Granzyme-b
IFNy
Tumor cells destroyed

1 Recruits T cells to lymph nodes → **2** Trains T cells to target tumors → **3** Arms T cells to kill tumor cells

- Comprised of cationic lipids (R-DOTAP) co-administered with proprietary HPV16-specific tumor antigens, **delivered via subcutaneous injection**
- Delivers antigen to CD4 and CD8 T cells. Activates the Type I Interferon pathway, leading to **potent, multifunctional T cell responses**
- Human clinical trials confirm induction and accumulation of multifunctional T cells in the tumor, which correlated with elimination of circulating tumor DNA and clinical response (SITC 2022)

PDS Biotechnology

References: Gandhapudi SK, et al. 2019. Antigen priming with enantiospecific cationic lipid nanoparticles induces potent antitumor CTL responses through novel induction of a Type I IFN response. J Immunol. 202 (12): 3524-3536. Smalley Rumfield C et al. 2020. Immunomodulation to enhance the efficacy of an HPV therapeutic vaccine. J. for ImmunoTherapy of Cancer 8:e000612.

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Oncology Pipeline

Developed in partnership with leaders in immune oncology

	Candidate/Trial	Indication	Combination	PC	P1	P2	P3	R	Partner(s)
PDS0101 Clinical	*VERSATILE-002*	Recurrent/metastatic HPV16-positive head and neck cancer Arm 1: ICI naïve 1st line treatment Arm 2: ICI refractory 2nd or 3rd line treatment	KEYTRUDA® (standard of care)	PDS Biotech Funded (bar through P2)					MERCK — Fast Track Designation
PDS0101 Clinical	*NCI-led Triple Combination*	HPV-positive anal, cervical, head and neck, penile, vaginal, vulvar cancers Arm 1: ICI naive 2nd line treatment Arm 2: ICI refractory 3rd line treatment	PDS0301 & ICI	Partner Co-Funded (bar through P2)					NIH National Cancer Institute
PDS0101 Clinical	*IMMUNOCERV*	1st line treatment of locally advanced (IB3-IVA) cervical cancer	Chemo-radiation (standard of care)	Partner Co-Funded (bar through P2)					The University of Texas MD Anderson Cancer Center
PDS0101 Clinical	Neoadjuvant Trial	Pre-metastatic HPV-associated oropharyngeal cancer (OPSCC) Arm 1: PDS0101 monotherapy Arm 2: PDS0101 + KEYTRUDA	KEYTRUDA® (standard of care)	Partner Co-Funded (bar through P2)					Mayo Clinic
Pre-Clinical	PDS0102 (TARP)	TARP-associated AML, prostate and breast cancers	TBD	Partner Co-Funded (PC)					NIH National Cancer Institute
Pre-Clinical	PDS0103 (MUC1)	MUC-1 associated breast, colon, lung, ovarian and other cancers	TBD	Partner Co-Funded (PC)					NIH National Cancer Institute
Pre-Clinical	PDS0104 (TRP2)	Melanoma	TBD	PDS Biotech Funded (PC)					

PDS Biotech Funded | Partner Co-Funded

Reference: Data on file.

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 10  PDS0101: Lead Asset  Designed to treat human papillomavirus (HPV16)-positive cancers  More than 54,4002 patients were estimated to have been diagnosed last year with HPV16-positive cancers in the US1,2. This represents 70-80% of all HPV-positive cancers.  HPV vaccination is not expected to impact the rate of HPV-positive cancer incidence for decades  Existing immunotherapies cost $150,000+ annually per patient1  1Company estimates based on CDC data. Assessments have not been adjusted to reflect HPV16-expression  2CDC website  $7B Market Opportunity1  Reference: Data on file.  U.S. HPV-associated Cancer Incidence2

PDS0101 Phase 1 Monotherapy Data

In vivo CD8 T cell responses appear to correlate with regression of CIN cervical lesions supporting preclinical studies

CIN Lesion Regression at 1-3 Months (Retrospective)



Non responders
20%
20%
Partial regression
(cytology only)
60%
Complete lesion regression

Potentially overcomes key limitation of immuno-oncology: > 20-fold increase in circulating dual INF-γ & Granzyme-B inducing killer T cells at selected doses vs. pre-treatment at Day 14*

All patients infected with high-risk, cancer-causing strains of HPV that are more resistant to spontaneous regression

Phase 1 trial results showed no serious or dose-limiting toxicities

* When treated with selected human clinical trial dosage (1mg and 3mg Versamune®)

References: L. Wood et al. A Novel Enantio-Specific Cationic Lipid R-DOTAP + HPV16 E6 & E7 Antigens Induces Potent Antigen-Specific CD8 T Cell Responses In-Vivo in Subjects with CIN and High-Risk Human Papillomavirus Infection. Nov 8, 2019. SITC. Presentation O17.

PDS Biotechnology

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 12  IMMUNOCERV Phase 2 Clinical Trial: PDS0101 + CRT  Cervical Cancer  12  Timing  Safety data confirmed and released Q4 2021  Preliminary efficacy data anticipated Q1 2022  Partner  FDA approved standard of care  Chemo-radiotherapy (CRT)  Preliminary Efficacy  Preliminary efficacy data (Society for Immunotherapy of Cancer (SITC) Conference, November 2022):   Clinical response with tumor shrinkage of over 60% at 1 month - 100% (9/9)   Complete response (No evidence of cancer) by day 170 - 89% (8/9)1   Majority of patients have Stage III and Stage IV cancer  1-year overall survival – No patients have died from the cancer or treatment. One patient has died from an unrelated cause/event  100% (9/9) clinical response in locally advanced cervical cancer patients having tumors > 5 cm  1Residual traces of the cancer were detected in one patient who only received 3 of the schedule 5 doses of PDS0101   2In agreement with published preclinical findings that Versamune® promotes in vivo induction of the more potent, polyfunctional (multi-cytokine inducing) and tumor infiltrating killer T cells – J. Immunology 2019; 202 (12): 3524-3536

IMMUNOCERV: PDS0101 Appears to Induce Clinically Beneficial T Cells

Induction of activated CD8 killer T cells correlates with elimination of circulating tumor DNA[1]

Representative Subject



Quantity of tumor cell DNA circulating in the blood
Killer T cells that infiltrated the tumors
HPV16 copies/ml plasma
Brush Granzyme B (%CD8)
30
25
20
15
10
5
0
45
40
35
30
25
20
15
10
5
0
T0
T1
T2
T3
T4
T4B
T5
Brush GrznB+ %CD8
HPV16 copies/ml plasma

- PDS0101 activates the immune system to generate active killer T cells (CD8 T cells that induce granzyme-B)
- Multifunctional killer T cells target, infiltrate and eliminate the cervical cancer tumors
- HPV16 tumor DNA in the blood circulation declines by day 170 (T5)

PDS Biotechnology

[1]Yoshida-Court et al,, IMMUNOCERV, an ongoing Phase II trial combining PDS0101, an HPV-specific T cell immunotherapy, with chemotherapy and radiation for treatment of locally advanced cervical cancers (NCT04580771); SITC 2022

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 14  HNSCC is a Devastating Group of Cancers  Reference: Noseyaba et al. 2018. Cancer. Suicide Risk Among Cancer Survivors: Head and Neck Versus Other Cancers  https://virologyj.biomedcentral.com/articles/10.1186/s12985-021-01688-9  https://www.cdc.gov/cancer/hpv/basic_info/hpv_oropharyngeal.html   Genotype of HPV+ Oral and Pharyngeal Cancer  Oral and Pharyngeal Cancers

The Incidence of Head and Neck Squamous Cell Carcinoma (HNSCC) is Sizeable and Growing

Largely attributed to the high rate of oral HPV infections in men


~54,400
Est. U.S. Oral and Pharyngeal Cancer
~38,100
Est. U.S. HPV Positive Oral and Pharyngeal Caner
~34,000
Est. HPV16 Genotype
~18,300
Est. HPV16 Locally Advanced, Unresectable and Metastatic

$2.3B Market Opportunity[1]

Initial commercial opportunity for PDS0101

HPV cancer incidences continue to increase despite preventive HPV vaccine

Data sources:
1 PDL-1 negative and PDL01 positive populations (> 9000 incidence PDL-1 Positive)
https://seer.cancer.gov/statfacts/html/oralcav.html; https://www.cdc.gov/cancer/hpv/basic_info/hpv_oropharyngeal.htm
https://virologyj.biomedcentral.com/articles/10.1186/s12985-021-01688-9
https://seer.cancer.gov/statistics-network/explorer/application.html?site=3&data_type=1&graph_type=4&compareBy=sex&chk_sex_1=1&race=1&age_range=1&advopt_precision=1&hdn_view=0
https://www.ncbi.nlm.nih.gov/pmc/articles/PMC5002133/

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Standard of Care for Recurrent/Metastatic HNSCC – Published Results

Significant unmet needs remain

	KEYTRUDA®	KEYTRUDA® plus chemo	Chemotherapy +/- EGFR
Route of Administration	IV	IV	IV
Objective Response Rate (ORR)	19%	36%	41%
Progression Free Survival (PFS)	3.2 mos	5.0 mos	5.0 mos
Median Overall Survival (OS)	12.3 mos	13.6 mos	11.0 mos
Key Toxicities	Immune-mediated adverse reactions Infusion-related reactions Complications of allogeneic HSCT	Immune-mediated adverse reactions Infusion-related reactions Complications of allogeneic HSCT	Liver toxicity Nausea/vomiting Peripheral neuropathy Bone marrow suppression Hair loss Cardiotoxicity Hypersensitivity reaction
Treatment Related Grade 3+ AEs	17%	72%	69%

Oncologist - stated unmet medical needs in HNSCC:

- Lack of effective targeted therapies for HPV-positive cancers
- Less toxic treatment options without long-term side effects
- Better quality of life for patients undergoing treatment

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 17  VERSATILE-002 Phase 2 Clinical Trial: PDS0101 + KEYTRUDA®  Recurrent or metastatic HPV16-positive head and neck cancer  17  Timing  Safety data confirmed and released Q4 2021  Preliminary efficacy data anticipated Q1 2022  Partner  FDA Approved Standard of Care  KEYTRUDA® (pembrolizumab) owned by Merck1,2  Preliminary Efficacy  Objective response (% of patients with ≥ 30% tumor shrinkage) – 7/17 (41.1%)1 confirmed and unconfirmed   Clinical benefit (stable disease + objective response) – 13/17 (76.5%)  9-month overall survival rate – 87.2%2  In first 43 patients, no treatment related grade 3 and higher (serious) adverse events - 0/43 (0%)3   Preliminary Safety  Fast Track Designation   Initiation of registrational trial in 2023 based on successful FDA meeting  119% objective response rate with KEYTRUDA® monotherapy reported in KEYNOTE-048 study  212-month with KEYTRUDA® monotherapy reported in KEYNOTE-048 study   317% of patients had treatment overall survival of 49% elated grade 3 and higher adverse events with KEYTRUDA® monotherapy reported in KEYNOTE-048 study

 18  VERSATILE-002 Phase 2: PDS0101 + KEYTRUDA®   Company-sponsored trial in HPV16-positive metastatic or recurrent head and neck cancer  Complete Response (CR)  Partial Response (PR)  Stable Disease (SD)  Progressive Disease (PD)  N=17 Subjects w/Imaging Data – confirmed and unconfirmed  OR (2 CR + 5PR)  7 (41.2%)  SD (reduction in 4/6)  6 (35.3%)  PD  4 (23.5%)  CR+PR+SD  13 (76.5%)  *Reference: Weiss J. et al. Phase II study VERSATILE-002 evaluation of PDS0101 and KEYTRUDA® in treatment of CPI naïve and ICI refractory patients with recurrent or metastatic HPV16-related HNSCC. Presented at: American Society of Clinical Oncology 2022 Annual Meeting; June 3-7, 2022; Virtual. Abstract: 6041.

 19  VERSATILE-003 Phase 3 Study Design  World-wide Randomized, Controlled Clinical Study– Potential for Accelerated Approval – Potential for Accelerated Approval  Primary endpoints  Progression free survival (PFS) and overall survival (OS)  Planned Interim Analysis: PFS and OS  Planned Interim Analysis: OS + Final PFS  Final Analysis: OS  Targeted Indication   For the treatment of recurrent/metastatic HPV16-positive HNSCC

VERSATILE-003 Timeline to Registrational Trial Initiation

World-wide randomized, controlled clinical study to be initiated Q4 2023 with an overall estimated 90-100 Sites

PDS0101 + KEYTRUDA® in Recurrent or Metastatic Head and Neck Cancer

VERSATILE-002 Phase 2 Trial Progressing

Q 2022
- FDA Fast Track designation for PDS0101 + KEYTRUDA®

Q3 2022
- Successful EOP2 meeting with FDA
- Initiate PDS0101 tech-transfer, scale up at selected Phase 3 clinical/commercial manufacture

Q1 2023
- Complete Phase 3 clinical manufacturing of PDS0101
- Obtain visibility to potential OS and PFS information for VERSATILE-002 trial needed to finalize VERSATILE-003 trial design

Q2 2023
- Complete CMC-related activities for PDS0101
- Obtain feedback from EU regulatory agencies on protocol

Q3 2023
- File amended IND with FDA for registrational trial
- Initiate site activation and related clinical operational activities (4-6 month process)

Q4 2023
- Initiate VERSATILE-003 Phase 3 Trial

PDS Biotechnology

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 Versamune® + Antibody-Conjugated IL-12   Oncology Platform

 22  Versamune® + Antibody-Conjugated IL-12 Oncology Platform  PDS0301 targets tumors and enhances T cell infiltration and proliferation in the tumor  Tumor Site  PDS0301 travels direct to tumor  1  Increased tumor inflammation from PDS0301  2  PDS0301 increases T cell infiltration and expansion in tumor  3  CD8 T cells kill tumor cells  4  Injection Site  Non-Immunogenic (Cold Tumor)  Immunogenic (Hot Tumor)  Tumor Site

 23  NCI-led Triple Combination: PDS0101 + PDS0301 + ICI  Advanced HPV16-positive anal, cervical, head and neck, penile, vaginal, vulvar cancer patients who are ICI refractory  Timing  Safety data confirmed and released Q4 2021  Preliminary efficacy data anticipated Q1 2022  Partner  FDA approved standard of care  None  Immunology/Immune Correlates  SITC, November 2022:   Greater than two-fold increase in HPV16-specific T cells in the blood of 11/14 (79% ) of the evaluated patients  Induction of multifunctional killer (CD8) T cells  Increases in granzyme B (associated with active killer T cells), IFN-γ, TNF-α, etc., signal a pro-inflammatory response and role in overcoming tumor immune suppression   Safety results (Arms 1 & 2)1  24/50 (48%) of patients experienced grade 3 and higher adverse events  2/50 (4%) experienced grade 4 adverse events  Safety  173% grade 3 and higher adverse events reported in KEYNOTE-048 Burtness 2019 https://doi.org/10.1016/S0140-6736(19)32591-7  Goswami 2022 http://dx.doi.org/10.1136/jitc-2022-SITC2022.0695

NCI-led Triple Combination: PDS0101 + PDS0301 + ICI

Advanced HPV16-positive ICI refractory cancer patients

Phase 2 Results in Recurrent Metastatic ICI Refractory HPV-Positive Cancer (CPS>0; PD-L1 agnostic) Compared to Published Data



Median OS (Months)
ICI monotherapy
Chemotherapy, anti EGFR or combination
PDS0101 + PDS0301 + ICI
Best published median OS data to date in ICI refractory head and neck cancer population is 8.2 months
N=29
0
5
10
15
20
25

Objective Response (ORR) in high dose PDS0301 Group = 63% (5/8)

*Strauss J, et al. J Immunother Cancer 2020;8:e001395. doi:10.1136/jitc-2020-001395
**No tumor shrinkage in HPV16-negative subjects (ASCO 2021) – Suggests critical role of PDS0101-induced HPV16-specific CD8+ T cells

PDS Biotechnology 24

 25  NCI-led Triple Combination: PDS0101 + PDS0301 + ICI  Advanced HPV16-positive ICI naïve cancer patients  Phase 2 Results in Recurrent Metastatic ICI Naïve HPV Positive Cancer (CPS>0; PD-L1 agnostic)  Compared to Best Published Data in HPV Positive Cancer (Head and Neck)  Median OS not yet reached  *Data from KEYNOTE-048 STUDY  N =8

 26  Pre-clinical Development Pipeline  Several Versamune® based products ready for clinical studies  PDS0102 (TARP)   Data presented at 2022 American Association for Cancer Research (AACR)   High levels of CD8 killer T cell responses against multiple TARP antigens  Predominant induction of multi-functional, potent, killer T cells  Prostate, breast, acute myeloid leukemia  Candidate  Indication(s)  PDS0103 (MUC1)   Data presented at 2022 American Association for Cancer Research (AACR)  High levels of CD8 killer T cell multi-functional responses against multiple MUC1 antigens  Effective targeting and killing of MUC1-positive targets in vivo  Colon, breast, ovarian, lung  Recent Updates  Market Opportunity  $40 billion  $100 billion

 Infectimune™   Infectious Disease Platform

 28  InfectimuneTM Pipeline  Developed in partnership with leaders in infectious disease  Prevention of tuberculosis  PDS0201   (M-tuberculosis)  Candidate  Indication  PC  P1  P2  P3  R  Partner  Universal prevention of influenza  PDS Biotech Funded  Partner Co-Funded  PDS0202 (influenza)  PDS0203   (SARS-CoV-2)  Prevention of COVID-19

 29  InfectimuneTM Pipeline Highlights  Universal Influenza Vaccines  License agreement with University of Georgia for proprietary influenza antigens  Top-line preclinical data announced; effective delivery of flu proteins activate the critical immune signals necessary to generate neutralizing antibody responses to all flu strains tested in animals  Preclinical data presented at the 41st Annual meeting of the American Society Virology Meeting  $7 Billion  Universal flu market opportunity in 2021

PDS0202: Universal Prevention of Influenza

Provided Full Protection Against Lethal Challenge with H1N1 Pandemic Strain in Preclinical Study



120
100
80
60
40
20
0
% survival
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14
Day post infection
Flu Protein 3ug + Infectimune™
Flu Protein 0.6ug + Infectimune™
Flu Protein 0.1ug + Infectimune™
Flu Protein 3ug
Unvaccinated

Proprietary Computationally Designed Influenza Protein

PDS Biotechnology

Reference: Ross T. and Woodward J. et al. evaluation of the PDS0202 (Infectimune™+ COBRA) Universal flu formulation.

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 31  Projected Milestones  Through 3Q24  Trials are investigator-initiated trials and data read-outs are outside the control of the Company.  2Q23  3Q23  4Q23  1Q24  PDS0101  Anticipate preliminary efficacy data from Mayo Clinic IIT  2Q24  Initiate registrational trial for PDS0101 (VERSATILE-003)  3Q24  File amended IND with FDA for registrational trial for PDS0101 (VERSATILE-003)  Anticipate updated data (IMMUNOCERV)  Anticipate updated data (VERSATILE-002)  Completion of enrollment (VERSATILE-002)  Final data VERSATILE-002  19  Confidential   Estimated IND filing in MUC1-related Cancers  PDS0103

 32  About PDS Biotechnology  Company Overview  T cell activating platforms and antibody conjugated immuno-cytokine platform to develop safer, more effective and longer lasting immunotherapies to treat cancer and infectious disease  1  3  Clinical Partnerships: Merck, National Cancer Institute, MD Anderson Cancer Center, Mayo Clinic  Financial: Cash as of December 31, 2022- $73.8M cash runway into Q3 2024 with initiation of a registrational trial in 2023  2  PDS0101 to enter Phase 3 registrational trial in 2023 to treat recurrent or metastatic, HPV-positive head and neck cancer  VERSATILE-002 Abstract was accepted as a Poster Discussion and a featured poster to be reviewed by an expert panel in the Head and Neck Cancer Discussion Session  4

 Precision Designed Science For Immunotherapy  INVESTOR   PRESENTATION  NASDAQ: PDSB | April 2023  Appendix

 CFA + TARP (1-20)  X  PDS0102: TARP Antigen   Versamune® induced CD8+ killer T cells may result in the ability to treat TARP positive AML and prostate cancers  Pre-Clinical Optimization Studies1:   TARP-Specific T cell Induction after 2 injections of PDS0102  1 Reference: Wood LV et al, Oncoimmunology, 2016, Vol. 5 (8)  CFA –Complete Freund’s Adjuvant a highly potent immune activator not used in humans due to potentially lethal toxicity   *Reference: Surveillance Research Program, National Cancer Institute SEER  Assumes $150K for annual course of therapy; in line with current immunotherapy treatment.Assessments have not been adjusted to reflect TARP expression, which is currently unknown by tumor type  $40B   TARP Total Market Opportunity*  Announced license with NCI TARP antigens  Number of TARP-Specific T cells  (Interfer on-y spot forming cells   per million splenocytes)  0  100  200  300  400  500  600  700  800  900  1000  100 spots/million cells   Strong T cell response level  Range of observed T cell responses with PDS0102  IFN-γ ELISPOT Study  Versamune® + TARP (1-20)  X  3  34  γ

PDS0103: MUC1 Antigen

Greater quantity and quality of Versamune® induced CD8+ killer T cells may result in the ability to treat breast, ovarian, lung, colon and other cancers

$100B MUC1 Total Market Opportunity*

Induced a >10-fold number of polyfunctional (highly potent) MUC1 specific CD8+ T cells



# of Antigen-Recognizing CD8+ T Cells
IFN-γ Spot Forming Cells/1X106Spleen Cells
Adjuvant* + MUC1 Antigen
4-Combo Adjuvant + MUC1 Antigen
Versamune® + MUC1 Antigen (PDS0103)
Polyfunctional T Cells
Monofunctional T Cells

*References: Surveillance Research Program, National Cancer Institute SEER, Cancer Institute SEER, Assumes $150K for annual course of therapy; in line with current immunotherapy treatment, Assessments have not been adjusted to reflect MUC1-expression, which is currently unknown by tumor type

Adjuvant = cytokine GMCSF

J. Immunology, 2019 (202),1215; Studies in TC-1 tumor model with other immunotherapies reported in: Vaccine 2009, January 14, 27 (3): 431; Science Translational Medicine 2016, 13 April, Vol 8 Issue 334; Vaccine 2009, September 25, 27 (42):5906.

PDS Biotechnology

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36  Mayo Clinic: PDS0101 Monotherapy & in Comb. with KEYTRUDA®   HPV-associated oropharyngeal cancer with high risk of recurrence  Timing  Safety data confirmed and released Q4 2021  Preliminary efficacy data anticipated Q1 2022  Partner  FDA Approved Standard of Care  Study Goals  Safety, rate of regression and local control in patients transoral robotic surgery  Potential treatment of patients with oropharyngeal cancer prior to transoral robotic surgery  Targeted Indication  Chemoradiation and resection